UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2010

USG Corporation
 (Exact name of registrant as specified in its charter)

Delaware	1-8864	36-3329400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3676
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 436-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 12, 2010, the stockholders of USG Corporation (the “Registrant”) approved amendments to the USG Corporation Long-Term Incentive Plan (the “Plan”), which was first approved by stockholders in 2006. Among other things, the amendments to the Plan provide for a 4.5 million share increase in the number of shares of the Registrant’s common stock reserved and available for awards under the Plan and permit awards under the Plan to the Registrant’s directors.

The amendments to the Plan are described in proposal 3 in the Registrant’s proxy statement for the 2010 annual meeting of its stockholders (the “Proxy Statement”). The Proxy Statement, which also includes a summary description of the Plan, as amended, was filed with the Securities and Exchange Commission on April 1, 2010. The descriptions of the Plan amendments contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, as amended, which is attached as Annex C to the Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its annual meeting of stockholders on May 12, 2010. The stockholders considered four proposals, each of which is described in more detail in the Proxy Statement. The matters voted upon at the annual meeting and the results of the votes were as follows:

Proposal 1. Election of four directors for a three-year term to expire in 2013.

			BROKER
	FOR	WITHHOLD	NON-VOTES
Lawrence M. Crutcher	68,215,242	2,674,013	18,155,338
William C. Foote	69,901,227	988,028	18,155,338
Steven F. Leer	67,311,741	3,577,514	18,155,338
Judith A. Sprieser	67,120,453	3,768,802	18,155,338

Proposal 2. Reapproval of the USG Corporation Management Incentive Plan.

FOR	AGAINST	ABSTAIN
85,845,201	2,655,322	544,070

Proposal 3. Approval of amendment of the USG Corporation Long-Term Incentive Plan.

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
61,562,657	9,065,373	261,625	18,155,338

Proposal 4. Ratification of appointment of Deloitte & Touche LLP as the Registrant’s independent registered public accountants for 2010.

FOR	AGAINST	ABSTAIN
88,670,245	307,784	66,564

Item 9.01 Financial Statements and Exhibits

(e) Exhibits.

Number	Description
10.1	USG Corporation Long-Term Incentive Plan, as amended effective May 12, 2010 (incorporated by reference to Annex C to the Proxy Statement for the Annual Meeting of Stockholders of USG Corporation held on May 12, 2010 filed with the Securities and Exchange Commission on April 1, 2010)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION Registrant

Date: May 17, 2010	By: /s/ Ellis A. Regenbogen
Ellis A. Regenbogen Vice President, Associate General Counsel and Corporate Secretary